Exhibit 4.1

Request ID:	016652025	Province of Ontario	Date Report Produced: 2014/07/16
Demande n°:		Province de l'Ontario	Document produit le:
Transaction ID:	054818438	Ministry of Government Services	Time Report Produced: 10:25:28
Transaction n°:		Ministers des Services gouvernementaux	Imprimé à:
Category ID:	CT
Catégorie:

Certificate of Incorporation

Certificat de constitution

This is to certify that	Ceci certifie que

MIRA IV ACQUISITION CORP.

Ontario Corporation No.	Numéro matricule de la personne morale en Ontario

002426652

is a corporation incorporated,	est une société constituée aux termes
under the laws of the Province of Ontario.	des lois de la province de l'Ontario.

These articles of incorporation	Les présents statuts constitutifs
are effective on	entrent en vigueur le

JULY 16 JUILLET, 2014

Director/Directeur

Business Corporations Act/Loi sur les societes par actions

Page: 1

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

FORM 1		FORMULE NUMERO 1

BUSINESS CORPORATIONS ACT	/	LOI SUR LES SOCIETES PAR ACTIONS

ARTICLES OF INCORPORATION

STATUTS CONSTITUTIFS

1.	The name of the corporation is:	Denomination socials de la compagnie:
MIRA IV ACQUISITION CORP.

2.	The address of the registered office is:	Adresse du siège social:

5	HAZELTON AVENUE	Suite 300

(Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro, ou numéro de la R.R. et, s'il s'agit edifice a bureau, numero du bureau)

	TORONTO	ONTARIO
	CANADA	M5R 2E1
	(Name of Municipality or Post Office) (Nom da la municipalité ou du bureau de poste)	(Postal Code/Code postal)

3.	Number (or minimum and maximum number) of directors is:	Nombre (ou nombres minimal et maximal) d'administrateurs :

	Minimum 3	Maximum 11

4.	The first director(s) is/are:	Premier (a) administrateur (s) :

	First name, initials and surname Prénom, initiales et nom de famille	Resident Canadian State Yes or No Resident Canadien Oui/Non

	Address for service, giving Street & No. or R.R. No., Municipality and Postal Code	Domicile é1u, y compris la rue et le numéro, le numéro de la R.R., ou le nom de la municipalité et le code postal

Page: 2

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

4.	The first director(s) is/are:	Premier (a) administrateur(s):

	First name, initials and surname Prénom, initiales at nom do famille	Resident Canadian State Yes or No Resident Canadien Oui/Non

	Address for service, giving Street & No. or R.R. No., Municipality and Postal Code	Domicile é1u, y compris la rue et le numéro, le numéro de la R.R., ou le nom de la municipalité et le code postal

*	RONALD	YES
SCHMEICHEL
5 HAZELTON AVENUE Suite 300

TORONTO ONTARIO
CANADA M5R 2E1

*	KEVIN	NO
TAYLOR

2456 NE 27TH AVENUE

FORT LAUDERDALE FLORIDA
UNITED STATES OF AMERICA 33305

*	JORDAN	YES
KUPINSKY

5 HAZELTON AVENUE Suite 300

TORONTO ONTARIO
CANADA M5R 2E1

Page: 3

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

5.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la conpagnie.

There are no restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.

6.	The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la compagnie est autorisée à émettre;

The Corporation is authorized to issue an unlimited number of shares of one class designated as common shares.

Page: 4

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

7.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series: Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés á chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chague catégorie d'actions que peut être émise en série:

Not applicable.

Page: 5

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

8.	The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L'émission, le transfert ou la propriété d'actions eat/n'est pas restraints. Les restrictions, s'il y a lieu, sont lea suivantes:

None.

Page: 6

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

9.	Other provisions, (if any, are):
Autres dispositions, s'il y a lieu:

None.

Page: 7

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario
16652025	2426652

10.	The names and addresses of the incorporators are Nam et adresse des fondateurs

First name, initials and last name	Pré nom, initiale et nom da
or corporate name	famille ou dé nomination sociale

Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code
Domicile élu, adresse du siège social au adresse de l'établissement principal, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal

*	RUBIN RAPUCH
333 BAY STREET Suite 2400

TORONTO ONTARIO
CANADA M5H 2T6

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

Electronically filed on July 16, 2014 mv

Form 1
Business Corporations Act

Formule 1
Loi sur les sociétés par actions

Articles of Incorporation
Statuts Constitutifs

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
   Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT)

   MIRA IV ACQUISITION CORP.

   5 Hazelton Avenue, Suite 300
   (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
   (Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

3. Number of directors is/are:
   Nombre d'administrateurs :

   Fixed number / Nombre fixe:
   OR minimum and maximum / OU minimum et maximum: 3 11

4. The first director(s) is/are:
   Premier(s) administrateur(s) :

First name, middle names and surname Prénom, autres Prénoms et nom de famille	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code Domicile élu, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalité, la province, le pays et le code postal	Resident Canadian? Yes or No Résident canadien? Oui/Non
Ronald Schmeichel	5 Hazelton Avenue, Suite 300 Toronto, Ontario , M5R 2E1	Yes
Kevin Taylor	2456 NE 27th Avenue Fort Lauderdale, Florida 33305	No
Jordan Kupinsky	5 Hazelton Avenue, Suite 300 Toronto, Ontario , M5R 2E1	Yes

07116 (2008/06)
© Queen's Printer for Ontario, 2008 / © Imprimeur de la Reine pour l'Ontario, 2008
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Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série :

Not applicable.

07116 (2008/06)

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10. The names and addresses of the incorporators are:
Noms et adresses des fondateurs :

First name, middle names and surname or corporate name Prénom, autres prénoms et nom de famille ou dénomination sociale	Full address for service or if a corporation, the address of the registered or head office giving street & No. or R.R. No., municipality, province, country and postal code Domicile élu au complet ou, dans le cas d'une société, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro ou le numéro de la R.R., la municipalité, la province, le pays et le code postal
Rubin Rapuch	333 Bay Street, Suite 2400 Toronto, Ontario, Canada M5H 2T6

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Full name(s) and signature(s) of incorporator(s). In the case of a corporation set out the name of the corporation and the name and office of the person signing on behalf of the corporation

Nom(s) au complet et signature(s) du ou des fondateurs. Si le fondateur est une société, indiquer la dénomination sociale et le nom et le titre de la personne signant au nom de la société

[signature] Rubin Rapuch

Signature / signature — Name of incorporator (or corporation name & signatories name and office) Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

Signature / signature — Name of incorporator (or corporation name & signatories name and office) Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

Signature / signature — Name of incorporator (or corporation name & signatories name and office) Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

Signature / signature — Name of incorporator (or corporation name & signatories name and office) Nom du fondateur (ou dénomination sociale et nom et titre du signataire)

07116 (2008/06)

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